                                                  AS EXECUTED SEPTEMBER 30, 1996




                 The Warrant represented by this certificate was issued on September 30, 1996 (the "Original Issue Date") pursuant to the Subscription Agreement dated September 30, 1996 between Quarterdeck Corporation and Fletcher International Limited. Neither the Warrant represented by this certificate nor the securities issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and the Warrant may not be exercised by a U.S. Person (as defined in Regulation S under the Act ("Regulation S")) unless pursuant to a transaction registered under the Act or exempt from such registration. The Warrant represented hereby has been sold in reliance on the exemption from registration provided by Regulation S under the Act. Prior to the expiration of a 40-day restricted period beginning on the Original Issue Date (the "Restricted Period"), the Warrant represented by this certificate may not be exercised, offered or sold, directly or indirectly, within the United States (as defined in Regulation S under the Act), to a U.S. Person (as defined in Regulation S under the Act) or for the account or benefit of a U.S. Person. Neither Quarterdeck Corporation nor its transfer agent shall be obligated to remove this legend unless it shall have received an opinion of counsel stating that such removal complies with the requirements of Regulation S.


WARRANT NO. 1                                    UP TO 1,703,653 WARRANT SHARES

                              WARRANT CERTIFICATE

                            QUARTERDECK CORPORATION

         This Warrant Certificate certifies that FLETCHER INTERNATIONAL LIMITED, or registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on the Termination Date (as defined below) to purchase up to 1,703,653 shares (the "Maximum

Warrant Amount") of common stock, par value $.001 per share (the "Common Stock"), of Quarterdeck Corporation, a Delaware corporation (the "Issuer"), at the Exercise Price (as defined below); provided, however, that the Maximum Warrant Amount shall be an amount equal to:

                          12,666,667
                        --------------
                           1.5 * X

                 where X means the average of the daily volume weighted average prices of the Common Stock as reported by Bloomberg or other mutually agreeable source for the period from and including September 30, 1996 to and including April 30, 1997; provided further, however, that the Maximum Warrant Amount shall never be greater than 1,703,653 and shall never be lower than 567,885.

         Notwithstanding the foregoing, if the Warrant represented hereby becomes exercisable prior to April 1, 1997 in accordance with the provisions of paragraph 10(d) hereof, the Maximum Warrant Amount shall be 1,200,000 shares ("Accelerated Warrant Amount").

         The Warrant represented hereby was issued on September 30, 1996 (the "Original Issue Date") pursuant to the Subscription Agreement dated September 30, 1996 (the "Subscription Agreement"), between the Issuer and Fletcher International Limited ("Fletcher"), and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Subscription Agreement. A copy of the Subscription Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

         The Warrant represented hereby may be exercised on any Business Day (a "Warrant Exercise Date") from and including March 31, 1998 (or such earlier date as shall be provided for in paragraph 10(d) hereof) to and including September 30, 2002 (the "Termination Date"). The Warrant entitles the registered holder hereof to receive from the Issuer upon exercise up to the Maximum Warrant Amount upon surrender of this Warrant Certificate as provided on the reverse hereof and payment of the Exercise Price defined below (the "Exercise Price") (plus transfer taxes, if applicable) to the Issuer in cash or by certified or official bank check.

         The Exercise Price per Warrant Share shall be 1.50 x X (as defined above), but in any event not less than $7.435 or more than $22.305; provided, however, that if the Warrant represented hereby becomes exercisable prior to April 30, 1997 in accordance with the provisions of paragraph 10(d) hereof, the Exercise Price shall be $10.037 (the "Accelerated Exercise Price"). In addition, the Exercise Price may be subject to further adjustment in certain circumstances as provided in Section 5(j) of the Subscription Agreement.

         The Warrant represented hereby shall have the following additional terms:

1. The Warrant represented hereby may be exercised upon surrender of this Warrant Certificate by the registered holder hereof to the Issuer at its principal office on any Exercise Date with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and upon tender by such holder to the Issuer of the Exercise Price (plus transfer taxes, if applicable) for the total number of shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") in respect of which such Warrant is then exercised. The Warrant represented hereby shall be exercisable only in the minimum amount of 50,000 Warrant Shares and in such amounts in excess thereof as determined by Fletcher (or such lesser amount as shall then constitute the full number of Warrant Shares represented). The Warrant represented hereby may not be transferred except as an entirety, and there shall at no time be more than one registered holder hereof.

2. On the third Business Day following a Warrant Exercise Date (an "Issue Date") the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

3. If on such Issue Date the number of Warrant Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant certificate substantially identical to this Warrant Certificate, except that such new warrant certificate shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of the Warrant represented hereby. The number of full Warrant Shares which shall be issuable upon the exercise of the Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrant so presented.
         If any fraction of a Warrant Share would, except for the provisions of this paragraph 4, be issuable on the exercise of the Warrant, the Issuer shall pay an amount in cash equal to the closing sale price of the Common Stock per Warrant Share on the day immediately preceding the Warrant Exercise Date, multiplied by such fraction.

5. For so long as the Warrant represented hereby has not been exercised in full, the Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for issuance upon exercise of the Warrant represented hereby, the maximum number of Common Stock then so issuable (as adjusted from time to time pursuant to paragraph 10). Notwithstanding the preceding sentence, until the earlier of (i) the Business Day immediately following the date of

         Quarterdeck's 1997 Annual Meeting of Stockholders and (ii) February 15, 1997, Quarterdeck shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for issuance upon conversion of Preferred Shares and exercise of Warrants, not less than 4,400,000 shares of Common Stock.

6. By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer not to exercise the Warrant or transfer the Warrant or the Warrant Shares represented hereby except in compliance with the terms of the Subscription Agreement and this Warrant Certificate.

7. By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer that no Warrant may be sold, assigned, conveyanced, pledged, hypothecated or in any other manner disposed of or transferred unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer;
         (ii) a written agreement of the transferee to comply with the terms of the Subscription Agreement and this Warrant Certificate and (iii) in the case of a transfer hereof prior to the expiration of the Restricted Period (if any) specified on the first page hereof, an opinion of counsel stating that such transferee is not a "U.S. person" as defined in Regulation S under the Securities Act of 1933, as amended, and that such transfer is otherwise exempt from any registration requirements and in the case of a transfer hereof after the expiration of the Restricted Period, that such transfer is exempt from registration requirements.

8. The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Warrant Shares upon the exercise of the Warrant by the registered holder hereof; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant Certificate or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver the Warrant Certificate or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

9. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

10. The number of Warrant Shares issuable upon the exercise of the Warrant (the "Exercise Rate"), the Maximum Warrant Amount, and the terms and conditions of the Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows :

         (a)     If the Issuer:

                 1. subdivides its outstanding shares of Common Stock into a greater number of shares;

                 2. combines its outstanding shares of Common Stock into a smaller number of shares; or

                 3. issues by reclassification of its Common Stock any shares of its Capital Stock (as defined below);

                 then the Exercise Rate in effect immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise the number of shares of Common Stock or other Capital Stock of the Issuer which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

                 As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                 Such adjustment shall become effective simultaneously with the effective date of any subdivision, combination or reclassification.

                 If, after an adjustment, the registered holder hereof would receive upon exercise shares of two or more classes of Capital Stock of the Issuer, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common Stock hereunder.

         (b) Whenever the Exercise Rate is adjusted, the Issuer shall provide the notices required by paragraph 12 hereof.

         (c)     If:

                 1. the Issuer takes any action that would require an adjustment in the Exercise Rate pursuant to subparagraph (a) above; or

                 2.       there is a liquidation or dissolution of the Issuer;

                 then the Issuer shall mail to the registered holders hereof a notice stating the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution, as the case may be. The Issuer shall mail the notice at least 15 days before such date [provided that failure to do so shall not affect the validity of the action].

         (d) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or transfer or lease all or substantially all its assets to (a "Combination"), any person (a "Third Party") unless, at the option of the holders of a majority in interest of Warrants all of the following conditions are met (as applicable):

                 1. If the common stock of such Third Party (A) is quoted on the NASDAQ Stock Market or listed on any national securities exchange (as defined in the Securities Exchange Act of 1934 (as amended)) (a "Listed Company"), and (B) as of the date of the announcement of such Combination (the "Announcement Date"), such Third Party had a market capitalization of at least 80% of the Issuer's market capitalization as of the Announcement Date, and (C) had a ratio (the "Trading Ratio") of (x) average weekly trading volume of its common stock, as reported by Bloomberg or other mutually agreeable source during the six months prior to the Announcement Date, divided by (y) the total number of shares of its common stock then outstanding, equal to at least 80% of the Trading Ratio of Quarterdeck during such six-month period, then such Third Person shall expressly assume in writing, on the closing date or effective date (as the case may be) of such Combination, all of the obligations of the Issuer under the Subscription Agreement and under the Warrant represented hereby (and shall deliver written notice thereof to the registered holder hereof), subject to the following modifications to the terms of the Warrant represented hereby:

                          a. the Maximum Warrant Amount shall be the number of the then unexercised Warrant Shares multiplied by (i) to the extent that the Combination is a, in whole or in part, stock-for-stock merger, the ratio of the number of shares of such Third Party's stock offered to Quarterdeck's stockholders for each share of Quarterdeck's common stock or
                                  (ii) to the extent that the Combination
                                  involves, in whole or in part, the
                                  acquisition of Quarterdeck's Common stock or assets for cash, the ratio of the cash offered per share of Common Stock divided by the average volume-weighted price of the common stock as reported by Bloomberg or other mutually agreeable source of such Third

                                  Party on the closing date or effective date
                                  (as the case may be) of such Combination); and

                          b. the Exercise Price shall be (i) the Exercise Price in effect immediately prior to the closing or effective date (as the case may be) of such Combination multiplied by (ii) the number of Warrant Shares then covered by the Warrant, divided by (iii) the Maximum Warrant Amount computed in accordance with the immediately preceding paragraph hereof;

                          provided, however, that if the closing date or effective date (as the case may be) of such Combination is prior to April 1, 1997, the Maximum Warrant Amount shall be the Accelerated Warrant Amount, and the Exercise Price shall be the Accelerated Exercise Price.

                 2. In the event of a merger or acquisition by a Listed Company that does not meet either one of the qualifications listed in clauses (B) or (C) of paragraph 10(d)(1) above, then, at the option of the holders of a majority in interest of Warrants, either
                          (a) the provisions of paragraph 10(d)(1) above shall apply, or (b) the registered holders hereof shall exercise the Warrant on the closing date or effective date (as the case may be) of such Combination and the Issuer shall pay to the registered holder hereof on the closing date or effective date (as the case may be) of such Combination an amount in cash equal to the Black-Scholes time value (the total Black-Scholes value of the Warrant minus the intrinsic value of the Warrant) of the Warrant as measured as of such date for the time period remaining until the Termination Date of the Warrant.

                          For purposes of this paragraph 10(d)(2), the Black-Scholes time value of the Warrant shall be computed as follows. Computations shall be solicited from two nationally recognized investment banks as agreed between the Issuer and the holders of a majority in interest of Warrants. If such computations differ by less than ten percent of the lower of the two, then such Black-Scholes time value shall be equal to the average of such computations. If such computations differ by more than ten percent of the lower of the two, then such Black-Scholes time value shall be determined by a third nationally recognized investment bank selected by such two previous investment banks.

                 3. If such Third Party is not a Listed Company then, at the option of the holders of a majority in interest of Warrants, either (x) such Third Party shall pay to the registered holder hereof, on the closing date or effective date (as the case may be) of such Combination, an amount in cash equal to the appraised value (determined using the procedure set forth in paragraph 10(d)(2) above) of the unexercised portion of the Maximum Warrant Amount as of such date or (y) such Third Party shall pay to the registered holder hereof on the Termination Date an amount in cash equal to the appraised value of the unexercised portion of the Maximum Warrant Amount on such date in satisfaction of such Third Party's obligations under the Warrant.

         (e) After an adjustment to the Exercise Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exercise Rate as so adjusted.

11. Upon the issuance of any stock dividend or distribution of Common Stock pro rata to all holders of Common Stock, the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

12. Upon any adjustment of the Exercise Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within 15 days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial Officer setting forth the Exercise Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at his or her address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 12. Failure to provide such notice shall not affect the validity of the action causing such adjustments.

         In case:

         (a) the Issuer shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

         (b) of any consolidation or merger to which the Issuer is a party and for which approval of any shareholders of the Issuer is required, or of the conveyance or transfer of the properties and assets of the Issuer substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common Stock; or

         (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

         (d) the Issuer proposes to take any action which would require an adjustment of the Exercise Rate pursuant to paragraph 10;

         then the Issuer shall cause to be given to the registered holder hereof at his or her address appearing on the Warrant Register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i)
          the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

13. The Issuer shall serve as warrant agent (the "Warrant Agent") under this Agreement. The Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon 30 days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

         Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 13 or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

         This Warrant Certificate shall not be valid unless signed by the Issuer.

         IN WITNESS WHEREOF, Quarterdeck Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

Dated: September 30, 1996



                                       QUARTERDECK CORPORATION


                                       By:  /s/  FRANK R. GREICO
                                           --------------------------------
                                           Name:  Frank R. Greico
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                            FORM OF EXERCISE NOTICE

                 (To Be Executed Upon Exercise Of the Warrant)


                                     [DATE]

Quarterdeck Corporation
[Address]
[Address]
Attention:  .

         Re:     Warrant No.

Ladies and Gentlemen:

         The undersigned is not a U.S. Person (as defined in Regulation S under the Securities Act of 1933, as amended) and is the registered holder of the above-referenced warrant (the "Warrant") issued by Quarterdeck Corporation, evidenced by the Warrant Certificate attached hereto, and hereby elects to exercise the Warrant to purchase ____________ shares of Warrant Shares (as defined in such Warrant Certificate) and herewith tenders $____________ by certified or official bank check to the order of Quarterdeck Corporation as payment for such Warrant Shares in accordance with the terms of such Warrant Certificate.

         In accordance with the terms of the attached Warrant Certificate, the undersigned requests that certificates for such shares be registered in the name of and delivered to the undersigned at the following address:(1)

                             _____________________________
                             _____________________________
                             _____________________________

         [If the number of Warrant Shares to be delivered is less than the total number of Warrant Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant certificate substantially identical to the attached Warrant Certificate be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less
(y) the number of Warrant Shares to be delivered in connection with this exercise.]



________________________

(1) The Warrant Shares issuable thereunder shall not be delivered within the United States or to or for the benefit of a U.S. Person (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act")) unless registered under the Securities Act or pursuant to an available exemption from such registration, as set forth in an opinion of counsel, where applicable.

                                       NAME OF REGISTERED HOLDER
                                       [ADDRESS]
                                       [ADDRESS]
                                       [ADDRESS]

                                       By: ____________________________________
                                       Name:
                                       Title: